UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fate Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Fate THERAPEUTICS P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Fate Therapeutics, Inc. Annual Meeting of Stockholders Friday, June 7, 2024, 9:00 AM, Pacific Time Fate Therapeutics 12278 Scripps Summit Drive, San Diego, CA 92131 For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/FATE To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under the United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper copy in time for this year’s meeting, you must make this request on or before May 24, 2024. Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 7, 2024 For Stockholders of record as of April 9, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/FATE Call: 1-866-648-8133 E-mail: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Fate THERAPEUTICS Fate Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1, 2, 3, 4, 5 AND 6 PROPOSAL 1. Election of Class II Directors 1.01 William H. Rastetter, Ph.D. 1.02 Michael Lee 1.03 Yuan Xu, Ph.D. 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement. 4. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of its officers as permitted under current Delaware law. 5. To approve the amendment and restatement of the Company’s 2022 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder. 6. To approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals. Note: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.